EXHIBIT 10.4

PLASMATECH BIOPHARMACEUTICALS, INC.
COMMON STOCK PURCHASE AGREEMENT

This COMMON STOCK PURCHASE AGREEMENT (this “Agreement”) is dated as of April 1, 2015 by and between PlasmaTech Biopharmaceuticals, Inc., a Delaware corporation (the “Company”) and , (the “Purchaser”).

WHEREAS, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company __________ shares of common stock, par value $0.01 per share (“Common Stock”), of the Company (the “Shares”) at a purchase price per share of $3.00 for an aggregate purchase price of $__________ (the “Purchase Price”).

NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants contained herein, the parties hereto agree as follows:

1.          Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, the Company hereby sells, conveys and transfers to the Purchaser, and the Purchaser hereby purchases and accepts from the Company, the Shares.

2.          The Closing. The closing of the purchase and sale of the Shares and the Warrant (the “Closing”) shall take place on the date hereof at 5:00 pm (Eastern Time) at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110 (or remotely via exchange of documents and signatures), or on such other date and at such time as may be agreed upon between the Company and the Purchaser. At the Closing, against payment of the Purchase Price therefor by wire transfer to a bank account designated by the Company, the Company shall deliver to the Purchaser an original stock certificate registered in the name of the Purchaser, representing the Shares purchased by the Purchaser, and a Warrant, registered in the name of the Purchaser. The date on which the Closing actually occurs is the “Closing Date.”

3.          Representations and Warranties of the Company. The Company represents and warrants to the Purchaser that:

3.1.          Authorization. The Company has full power and authority to enter into this Agreement, and this Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

3.2.          Valid Issuance of Securities. The Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be validly issued, fully paid and nonassessable.

3.3.          No General Solicitation. The Company has not, either directly or indirectly, engaged in any general solicitation, or published any advertisement in connection with the offer and sale of the Securities.

4.          Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to and covenants with the Company that:

4.1.          Authorization. The Purchaser has full power and authority to enter into this Agreement, and this Agreement constitutes the valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

4.2.          Purchase Entirely for Own Account. The Purchaser hereby confirms, that the Securities are being acquired by the Purchaser for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Purchaser has not been formed for the specific purpose of acquiring the Securities.

4.3.          Restricted Securities. The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act. The Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.

4.4.          Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Purchaser agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities. The Purchaser has such knowledge, skill and experience in business, financial and investment matters that the Purchaser is capable of evaluating the merits and risks of an investment in the Securities. With the assistance of the Purchaser’s own professional advisors, to the extent that the Purchaser has deemed appropriate, the Purchaser has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Securities and the consequences of this Agreement. The Purchaser has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition and the Purchaser is able to bear the risks associated with an investment in the Securities and its authority to invest in the Securities.

4.5.          No General Solicitation. Neither the Purchaser, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly engaged in any general solicitation, or published any advertisement in connection with the offer and sale of the Securities.

4.6.          Non-Reliance. The Purchaser confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (B) made any representation to the Purchaser regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, the Purchaser is not relying on the advice or recommendations of the Company and the Purchaser has made its own independent decision that the investment in the Securities is suitable and appropriate for the Purchaser.

4.7.          Information. The Purchaser and its advisors, if any, have been furnished with all publicly available materials (or such materials are available to the Purchaser) relating to the business, finances and operations of the Company and such other publicly available materials as have been requested by the Purchaser. The Purchaser acknowledges that it has read and understands the risk factors set forth in such filings. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. The Purchaser understands that its investment in the Securities involves a high degree of risk.

5.          Miscellaneous.

5.1.          Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective authorized successors and permitted assigns of the parties. Nothing in this Agreement, nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Purchaser without the prior written consent of the other party.

5.2.          Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the Company and the Purchaser.

5.3.          Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

5.4.          Legends. The certificates representing the Securities sold pursuant to this Agreement will be endorsed with a legend in substantially the following form:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

5.5.          Waiver of Jury Trial. THE PARTIES HERETO IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

5.6.          Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof. The parties hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to this Agreement shall be brought and enforced in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive.

5.7.          Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

5.8.          Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:	PlasmaTech Biopharmaceuticals, Inc. 4848 Lemmon Avenue, Suite 517 Dallas, TX 75219 Facsimile: [(214) 905-5101] E-mail: sthompson@plasmatechbio.com Attention: Stephen Thompson

with a copy to:	Morgan, Lewis & Bockius LLP One Federal Street Boston, MA 02110 Facsimile: 617-428-6330 E-mail: jack.concannon@morganlewis.com Attention: John J. Concannon III, Esq.

If to the Purchaser:	___________________________ Facsimile:[_________________] E-mail: [_________________] Attention: [_________________]
with a copy to:	[_________________] Facsimile:[_________________] E-mail: [_________________] Attention: [_________________]

5.9.          Survival. Unless otherwise set forth in this Agreement, the representations, warranties and covenants contained in this Agreement shall survive the execution and delivery of this Agreement and the Closing.

5.10.         Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first written above.

PLASMATECH BIOPHARMACEUTICALS, INC.

By
Name:
Title:

EUROPA INTERNATIONAL INC.

By
Name:
Title: